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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JUNE 11, 2004



                           METRETEK TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)



DELAWARE                                 0-19793               84-11698358
----------------------------   ---------------------------  ------------------
(State or other jurisdiction     (Commission File Number)   (I.R.S Employer
of incorporation)                                           Identification No.)



             303 EAST 17TH STREET, SUITE 660, DENVER, COLORADO 80203
             -------------------------------------------------------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (303) 785-8080
                                                           --------------


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On June 11, 2004, the District Court for the City and County of Denver, Colorado granted its final approval of the previously disclosed settlement (the "Settlement") of all claims by the Class (as defined below) against Metretek Technologies, Inc., a Delaware corporation (the "Company"), and certain of its affiliates and their officers, directors and trustees in the class action lawsuit (the "Class Action") filed by Douglas W. Heins, individually and on behalf of other persons similarly situated (the "Class"), in January 2001, relating to a private energy program that was managed by a subsidiary of the Company. Under the terms of the Settlement, which are set forth in a Stipulation of Settlement dated as of March 2, 2004, the Company has paid $375,000 into escrow for the benefit of the Class and will commence making payments into escrow under a $3,000,000 promissory note, bearing interest at the rate of prime plus 3%, over a four year period, on June 30, 2004, which escrow proceeds will be distributed to the Class upon the effective date of the Settlement. In addition, a total of $2,375,000 of proceeds from a Company insurance policy will be used to fund the Settlement. The Settlement will become effective after the period to appeal has lapsed or, if an appeal is taken, after the appeal is finally dismissed. The period to appeal expires 45 days after the final approval order is entered. Other than appeals, all other conditions to the settlement becoming effective have been satisfied. Once effective, the Settlement will fully and finally release all claims between the Class and the Company and its affiliates in the Class Action.

         Under the terms of the Settlement, the Company has agreed to prosecute any valid third party or cross-claims that it believes it has in relation to the class action. Of any net recovery (after attorney fees and other costs of prosecution) of any amounts collected from the resolution of these claims, one half will be allocated to the class as additional settlement funds and the other half will be allocated to offset the Company's obligations under the promissory note.

         For additional information regarding the Settlement, see "Item 3. Legal Proceedings" of the Company's Annual Report on Form 10-K for the fiscal year ended December 31,, 2003, and the notes to the Company's unaudited consolidated financial statements contained in the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2004.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) EXHIBITS

             99.1 Order Granting Final Approval of Partial Settlement, dated June 11, 2004.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    METRETEK TECHNOLOGIES, INC.

                                    By  /s/ W. Phillip Marcum
                                       ---------------------------------
                                       W. Phillip Marcum
                                       President and Chief Executive Officer


Dated: June 11, 2004



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